SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                       EASTERN POINT ADVISORS FUNDS TRUST
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                        Blazzard, Grodd & Hasenauer, P.C.
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5) Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

         ---------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3) Filing Party:

         ---------------------------------------------------------------


     4) Date Filed:
       ---------------------------------------------------------------


                       Eastern Point Advisors Funds Trust


July 13, 2005

Dear Shareholders:

The attached Proxy Statement seeks the vote of the shareholders of Eastern Point Advisors Funds Trust ("Trust") for the election of Trustees to the Board of Trustees of the Trust. Shareholders are also being asked to ratify the selection of Briggs, Bunting & Dougherty, LLP as the Independent Registered Public Accounting Firm of the Trust for the current fiscal year.

The proxies are to be voted at a Special Meeting of Shareholders of the Trust to be held on July 27, 2005. Please review the attached Proxy Statement and provide us with your vote on these important issues.

Thank you for your continued support of Eastern Point Advisors Funds Trust. If you should have any questions regarding the proxy material, please call the Trust's toll-free number, (800) 949-1422 (Ext. 254), and ask to speak with a representative, who will be happy to help you.

Sincerely,


Theodore E. Charles
President



                       EASTERN POINT ADVISORS FUNDS TRUST
                            Capital Appreciation Fund
                           Rising Dividend Growth Fund

                    Notice of Special Meeting of Shareholders
                            To Be Held July 27, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Eastern Point Advisors Funds Trust ("Trust") will be held at the Trust's principal offices at 230 Broadway East, Suite 203, Lynnfield, MA 01940, on July 27, 2005, at 10:00 a.m., local time.

The Special Meeting is being held so that shareholders of the Trust may consider and vote on the following proposals, as fully described in the attached Proxy Statement.

1. To elect four Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation or removal;

2. To ratify the Board's selection of Briggs, Bunting & Dougherty, LLP, as the Independent Registered Public Accounting Firm of the Trust for the fiscal year ending September 30, 2005; and

3. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on June 30, 2005.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend, please complete, date and sign the enclosed Proxy card and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).


                              By Order of the Board of Trustees,



                              Steven C. Preskenis
                              Secretary

July 13, 2005
Lynnfield, Massachusetts


                                    IMPORTANT

SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY OR VOTING BY TELEPHONE OR OVER THE INTERNET. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.


                       EASTERN POINT ADVISORS FUNDS TRUST
                            Capital Appreciation Fund
                           Rising Dividend Growth Fund

                                 Proxy Statement
                         Special Meeting of Shareholders
                                  July 27, 2005


This Proxy Statement is being furnished in connection with the solicitation of proxies (voting instructions) from shareholders of Eastern Point Advisors Funds Trust ("Trust") by and on behalf of the Board of Trustees of the Trust ("Board"). The Trust is a Delaware statutory trust. All Board members are referred to as "Trustees." The Trust is comprised of two separate series:
Capital Appreciation Fund and Rising Dividend Growth Fund (each a "Fund" and collectively the "Funds").

The proxies are intended for use at a Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at the Trust's principal offices at 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940, on July 27, 2005, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice. These proxy materials were first mailed to shareholders on or about July 13, 2005.

The Trustees have fixed the close of business on June 30, 2005 as the record date ("Record Date") for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shares entitled to be voted at the Special Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date. All shares of the Trust will vote together on all proposals at the Special Meeting.

Please indicate your voting instructions on the enclosed Proxy card, sign and date the card and return it in the envelope provided. If you wish to vote using the Internet or over the telephone, instructions about how to do so are contained in the materials that accompany this Proxy Statement. If your shares are held in the name of your broker, please contact your broker for instructions regarding how to vote your shares.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the shares represented by it will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated Proxy card that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person.

In the event a quorum is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

Reports to Shareholders and Financial Statements. Each Fund's latest Semi-Annual Report to Shareholders, which includes financial statements for the period ended March 31, 2005 and each Fund's latest Annual Report to Shareholders, which includes audited financial statements for the fiscal year ended September 30, 2004, are available free of charge. To obtain a copy of one or both of these reports, please call the Trust toll-free at (888) 826-2520, or you may send a written request to the Trust at: Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204, or you can access them on Eastern Point Advisors's website at www.easternpointadvisors.com.

Your vote is important no matter how many shares you own. If you have any questions concerning the Proxy Statement or the procedures to be followed to execute and deliver a Proxy, please contact the Trust at (800) 949-1422 (Ext.
254). In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your Proxy promptly.


                                 PROPOSAL NO. 1

                         ELECTION OF A BOARD OF TRUSTEES

It is proposed that four nominees be elected to the Trust's Board at the Special Meeting. The four nominees would constitute the Trust's entire Board, and would serve until their successors have been duly elected and qualified or until their earlier resignation or removal. Biographical information regarding each of the Nominees is provided in this Proposal. None of the Nominees is currently a Trustee of the Trust.

The role of the Trust's Board of Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet quarterly and review the Trust's performance and oversee the services provided to the Trust by the investment advisor, sub-advisor and the Trust's other service providers.

There are a number of legal and regulatory requirements applicable to the composition of the Board of Trustees. While the Investment Company Act of 1940, as amended (the "1940 Act"), permits the existing members of a mutual fund's board of directors to appoint new members in certain circumstances, mutual funds are required to call a shareholder meeting to elect board members, if at any time, less than a majority of the members holding office were elected by shareholders. Under the 1940 Act, a shareholder meeting to fill a vacancy under these circumstances must be held within one hundred fifty (150) days of the date the vacancy occurred. The 1940 Act also requires that a majority of a mutual fund's board be comprised of directors who are not considered to be "interested persons" (as defined in the 1940 Act) of a fund or its adviser, or underwriter (or their controlling companies). These non-interested directors are referred to herein as "Independent Trustees." The Trust's proposed Board composition satisfies the Independent Trustee percentage requirements under the 1940 Act.

A. Marshall Acuff and Theodore E. Charles resigned as Trustees of the Trust effective June 24, 2005. Mr. Acuff, an Independent Trustee, resigned to take a position on the board of directors of Investors Capital Holdings ("Investors Capital"), an affiliate of the Trust's investment adviser. Mr. Charles, who had been an interested Trustee and who remains as the President of the Trust, resigned concurrently with Mr. Acuff in order for the Trust to continue to comply with the independent director board composition requirements under the 1940 Act.

To fill the vacancies, Robert T. Martin, the Trust's sole current Trustee, has nominated C. Troy Shaver, Roger B. Rainville, Earl L. Mason and W. Thomas Smith, Jr. to serve as Trustees of the Trust. If elected, Mr. Shaver would be an interested Trustee, while Messrs. Rainville, Mason and Smith would be Independent Trustees. Mr. Shaver would be an interested Trustee for purposes of the 1940 Act because of the positions that he holds with Dividend Growth Advisors, LLC described elsewhere herein. Dividend Growth Advisors, LLC, the sub-adviser to the Rising Dividend Growth Fund, received $34,375 in sub-advisory fees from the Fund for the fiscal period ended September 30, 2004.

Mr. Martin was previously elected by shareholders. The Nominees were appointed to the Board to serve as Independent Trustees by Mr. Martin on July 13, 2005. The Nominees will take office effective upon election by shareholders. Mr. Martin intends to resign as Trustee on or about July 28, 2005 to take a position on the board of directors of Investors Capital.


Background Information Regarding the Nominees and Executive Officers of the Trust

The following provides the names, ages, addresses and principal occupations of the Nominees. The age of each individual is indicated in parenthesis.

Interested Trustee Nominee

------------------------------------------------ -------------------------------------------------------------------------------
Name, Address and Age                               Principal Occupation(s) During Past 5 Years
------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------
Charles Troy Shaver, Jr.*(58)                    President, Chief Executive Officer, Chief Compliance Officer, Member and minority
108 Traders Cross, Suite 105                     owner of Dividend Growth Advisors, LLC, the sub-advisor to the Rising Dividend
Bluffton, SC 29910                               Growth Fund, since June 1, 2004. Prior thereto, Mr. Shaver was President and
                                                 Chief Compliance Officer and a registered representative of GoldK Investment
                                                 Services, Inc. from April 2000 until May 2004. Director of Investors Capital.

------------------------------------------------ -------------------------------------------------------------------------------

*Mr. Shaver is considered an "interested person" of the Trust as that term is defined in the 1940 Act because of the positions that he holds with Dividend Growth Advisors, LLC, the sub-advisor to the Rising Dividend Growth Fund. Mr. Shaver also serves on the board of directors of Investors Capital, an affiliate of the investment adviser to the Trust.


Independent Trustee Nominees

--------------------------- --------------------    ----------------------- --------------------  ------------------- --------------
Name, Address and Age      Position(s) Held with     Term of Office and     Principal Occupation(s) Number of        Other
                                 the Trust           Length of Time Served  During Past 5 Years   Portfolios in Fund Directorships
                                                                                                  Complex to be      Held by
                                                                                                  Overseen by        Trustee Nominee
                                                                                                  Trustee Nominee
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------

Roger B. Rainville (60)      Trustee Nominee         Indefinite term         President and Chief    Two                None
4187 Natale Dr.                                                              Executive Officer of
Venice, FL 34293                                                             Pioneer Investment
                                                                             Management Shareholder
                                                                             Services Corporation
                                                                             from September 1990 to
                                                                             July 2001. Retired in
                                                                             July 2001 when
                                                                             Pioneer Mutual Funds
                                                                             were acquired by
                                                                             UniCredito
                                                                             Italiano of
                                                                             Milan, Italy.
--------------------------- ----------------------- ----------------------   ---------------------- ---------------- ---------------
--------------------------- ----------------------- ----------------------   ---------------------- ---------------- ---------------
Earl L. Mason (58)          Trustee Nominee           Indefinite term        Chairman, Computer     Two                 None
5 Covey Rise                                                                 Horizons and Director
4105 Spring Island                                                           since 1999; Audit Chairman,
Okatie, SC 29909                                                             Earle M. Jorgensen, a
                                                                             metals distributor, from
                                                                             2002 to present.
--------------------------- -----------------------  --------------------   ---------------------- ----------------- ---------------
--------------------------- -----------------------  --------------------   ---------------------- ----------------- ---------------
William Thomas Smith, Jr. (58) Trustee Nominee        Indefinite term        Managing Partner, TTV,   Two          Director,
1325 Peachtree Street, #902                                                  a venture capital company,            NextEstate
Atlanta, GA 30309                                                            from April 2000 to present.           Communications
                                                                                                                   from 2000 to
                                                                                                                   present; Director
                                                                                                                   KnowledgeStorm
                                                                                                                   Inc. from 2001
                                                                                                                   to present;
                                                                                                                   Director Market
                                                                                                                   Velocity from
                                                                                                                   2001 to present;
                                                                                                                   Director, iKobo
                                                                                                                   Inc. from 2004
                                                                                                                   to present;
                                                                                                                   Director,
                                                                                                                   Juniper Financial
                                                                                                                   from June, 2000
                                                                                                                   to 2004.
---------------------------- ----------------------  -------------------    --------------------- ----------------- ----------------
---------------------------- ----------------------  -------------------    --------------------- ----------------- ----------------


Current Trustee

---------------------------- ----------------------  -------------------    --------------------- ----------------- ----------------
---------------------------- ----------------------  -------------------    --------------------- ----------------- ----------------
Robert T. Martin (37)*        Trustee since            Indefinite term       Director of Operations,    Two            None
230 Broadway East, Suite      October, 1999                                  Ipswich Brewing Co.,
203, Lynnfield, MA 01940                                                     (1995 to present); Manager,
                                                                             Products for Research, Inc.,
                                                                             a scientific equipment firm
                                                                             (1994-1995).
----------------------------- ------------------ --------------- --------------------------------------- --------------------------
----------------------------- ------------------ --------------- --------------------------------------- ---------------------------
*Mr. Martin intends to resign as a Trustee effective July 28, 2005.

Executive Officers of the Trust

The following table contains information about the current principal executive officers of the Trust who are not listed above as Nominees.


------------------------------------------ ---------------------------- -------------------- -----------------------------
 Name, Address and Age                      Position(s) with the Trust  Term of Office and    Principal Occupation(s)
                                                                        Length of Time Served During Past Five Years
------------------------------------------ ---------------------------- --------------------  -----------------------------
------------------------------------------ ---------------------------- --------------------  ----------------------------
Theodore E. Charles (61)                   President since October,     Indefinite term       Chairman, Chief Executive Officer
230 Broadway East, Suite 203               1999                         and 6 years of        and President, Investors Capital
Lynnfield, MA 01940                                                     service               Holdings (1995 to present); Chief
                                                                                              Executive Officer, Investors
                                                                                              Capital Corporation and
                                                                                              Eastern Point Advisors, Inc.
                                                                                              (1991 to present); Chairman of the
                                                                                              Board and Trustee of the Trust
                                                                                              1999 - June, 2005.

------------------------------------------ ---------------------------- -------------------- ---------------------------------------
------------------------------------------ ---------------------------- -------------------- ---------------------------------------
Steven C. Preskenis (35)                  Secretary since               Indefinite term       Chief Legal Counsel to Investors
230 Broadway East, Suite 203              April, 2003 and               and 2 years of        Capital Holdings, Investors Capital
Lynnfield, MA 01940                       Chief Compliance              service               Corporation and Eastern Point
                                          Officer                                             Advisors, Inc. (2000-present); ADR
                                                                                              Attorney, John Hancock (1998-2000).
----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------
Timothy B. Murphy (40)                    Treasurer                     Indefinite term       President, Investors Capital
230 Broadway East, Suite 203                                            and 6 years of        Corporation (1994 to present);
Lynnfield, MA 01940                                                     service               President, Eastern Point Advisors,
                                                                                              Inc. (1995 to 2004); Vice President,
                                                                                              Treasurer and Director, Investors
                                                                                              Capital Holdings (1995 to present);
                                                                                              Trustee of the Trust from October,
                                                                                              1999 to February, 2005.

------------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------------ --------------------------- --------------------- ---------------------------------------


As of the Record Date, none of the Trustee Nominees held any interests in the Trust's securities.

Board Meetings and Committees

During the calendar year ended December 31, 2004, the Trustees met four times. The Board has two formal standing committees, an Audit Committee and a Nomination and Governance Committee. During the calendar year ended December 31, 2004, the Audit Committee met twice, and the Nomination and Governance Committee met once. Mr. Martin, who currently serves on the Board, attended at least 75% of the Board and Committee meetings on which he serves.

The Audit and Nomination and Governance Committees are comprised of Independent Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Nomination and Governance Committee and the Board of Trustees.

The Audit Committee currently consists of Mr. Martin. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board of Trustees the selection of independent auditors and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees.

The Nomination and Governance Committee currently consists of Mr. Martin. The purpose of the Nomination and Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and the compensation of Independent Trustees. The Committee evaluates candidates' qualifications for Board membership and their independence from the Trust's advisor and other principal service providers. The Committee also periodically reviews the Board's governance procedures and recommends any appropriate changes to the Board.

The Nomination and Governance Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. In addition, the Committee periodically reviews trustee compensation and recommends any appropriate changes to the Independent Trustees as a group.

The Nomination and Governance Committee nominates membership on all committees and reviews committee assignments at least annually. Further, the Committee monitors the performance of legal counsel employed by the Trust and, if applicable, the Independent Trustees, and is responsible for the supervision of counsel for the Independent Trustees, if applicable.

In no event shall the Nomination and Governance Committee consider as a candidate to fill any Trustee vacancy an individual recommended by management of the Trust, unless the Nomination and Governance Committee has invited management to make such a recommendation. The Nomination and Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Nomination and Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner. The Nomination and Governance Committee's procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Trust wishing to recommend such candidates for consideration by the Nomination and Governance Committee and the qualifications the Nomination and Governance Committee will consider, are set forth in Appendix A to the Committee's charter which is attached as Exhibit 1 hereto.

Communication with the Board. Shareholders wishing to communicate with the Board may do so by sending written communications to the Chairperson of the Board of Trustees, any Chairperson of the Audit Committee or Nomination and Governance Committee or to the Independent Trustees as a group, at the following address:
230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940.

Compensation of Trustees. Each Trustee who is not an affiliated person of the Advisor, as defined in the 1940 Act, will receive $500 from each Fund per meeting attended for a total of $1,000 per meeting, as well as reimbursement for expenses incurred in connection with attendance at such meetings. Mr. Shaver, as an interested Trustee, will not be compensated for serving as a Trustee of the Trust if so elected. The Trust does not have any retirement plan for its Trustees.

Compensation Table

The following table sets forth the compensation paid by the Trust to the Independent Trustees during the Trust's fiscal period ended September 30, 2004:

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                             Pension or Retirement        Total Compensation From
                                Aggregate Compensation       Benefits Accrued As Part     Fund and Fund Complex Paid
Name of Person, Position        From Trust                   of Fund Expenses             to Trustees
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Robert T. Martin,               $1,000 per meeting attended    None                         $1,000 (2)
Trustee                         (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
John S. Rando, Jr.,             $1,000 per meeting attended    None                         $1,500 (2)
Trustee                         (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
A. Marshall Acuff,              $1,000 per meeting attended    None                         $   500 (2)
Trustee                         (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Arthur E. Stickney,             $1,000 per meeting attended    None                         $   500 (2)
Trustee                         (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) Each Independent Trustee is compensated solely for attendance at quarterly meetings of the Trustees at the rate of $500 per Fund per meeting attended.

(2) The Trustees listed above were the Trustees for both Funds. Should a Trustee attend each quarterly meeting of both Funds during the Funds' fiscal year, his total compensation from both Funds will be $4,000.

(3) Mr. Stickney resigned as a Trustee effective August 26, 2004. Mr. Rando resigned as a Trustee effective February 1, 2005. Mr. Acuff resigned as a Trustee effective June 24, 2005.

Unless authority to vote for election of one or more of the Nominees is specifically withheld by executing the Proxy in the manner stated thereon, it is the present intention that the enclosed Proxy will be used for the purpose of voting in favor of the election of all Nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee Nominee has consented to stand for election and to serve as a Trustee if elected. If any Nominee should be unable to serve, an event not now anticipated, the discretionary power given in the Proxy may be used to vote for a substitute Nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all Nominees is specifically withheld by executing the Proxy in the manner stated thereon).

Required Vote. The Nominees to serve as Trustees who receive the affirmative vote of a plurality of all votes cast by shareholders at the Special Meeting, provided a quorum is present, will be elected.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT EACH NOMINEE AS A TRUSTEE OF THE TRUST.


                                 PROPOSAL NO. 2

  RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 30, 2004, the Board of Trustees, including all of the Independent Trustees, approved the selection of Briggs, Bunting & Dougherty, LLP as the Independent Registered Public Accounting Firm of the Trust for the fiscal year ending September 30, 2005. Shareholders are now being asked to ratify this selection.

The firm Briggs, Bunting & Dougherty, LLP has extensive experience in investment company accounting and auditing and has served as the Independent Registered Public Accounting Firm of the Trust since its inception. The financial statements included in each Fund's Annual Report have been examined by Briggs, Bunting & Dougherty, LLP. It is not expected that representatives of Briggs, Bunting & Dougherty, LLP will be present at the Special Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

Briggs, Bunting & Dougherty, LLP and its members do not have any direct or indirect material financial interest in or connection with the Trust in any capacity other than as independent accountants.

Audit  Fees.  Briggs,  Bunting &  Dougherty,  LLP was paid  $11,500  and $9,500, respectively, by the Capital Appreciation Fund for the fiscal years ended September 30, 2004 and 2003 and $9,500 by the Rising Dividend Growth Fund for the fiscal period ended September 30, 2004 for the professional services it rendered in auditing the Trust's annual financial statements. Briggs, Bunting & Dougherty, LLP does not provide Financial Information Systems Design and
Implementation services or other consulting services to the Trust, its investment adviser or to any other entity that controls, that is controlled by or that is under common control with the adviser and that provides services to the Trust.

Tax Fees. Briggs, Bunting & Dougherty, LLP was paid $1,500 in fees for tax services that it provided for each of the fiscal years ended September 30, 2004 and 2003, for the Capital Appreciation Fund and $1,500 in fees for tax services that it provided for the fiscal period ended September 30, 2004 for the Rising Dividend Growth Fund.

Required Vote. Approval of the ratification of the selection of independent accountants for the Trust requires the favorable vote of a majority of the total votes cast by shareholders at the Special Meeting, provided a quorum is present.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF BRIGGS, BUNTING & DOUGHERTY, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE TRUST FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.


                                 PROPOSAL NO. 3

                                 OTHER BUSINESS

The Trustees do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement. If any other matter requiring a vote of shareholders should properly come before the Special Meeting, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of shareholders.


                             ADDITIONAL INFORMATION

Management of the Trust and Service Providers. Eastern Point Advisors, Inc., 230 Broadway East, Lynnfield, MA 01940, serves as the Trust's investment advisor. Dividend Growth Advisors, LLC, 108 Traders Cross, Suite 105, Bluffton, SC 29910, serves as the sub-advisor to the Rising Dividend Growth Fund. Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204 ("Unified"), acts as the Trust's transfer agent and dividend and distribution disbursing agent. Unified also provides the Trust with fund accounting services and administrative services. Unified Financial Securities, Inc. is the distributor of the Trust shares.

Quorum and Required Vote. Under the Trust's Trust Instrument, one-third of the outstanding shares of the Trust, entitled to vote in person or by proxy, will constitute a quorum at the Special Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Abstentions and broker non-votes will be treated as votes present but not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Special Meeting have been approved.

The votes required to approve any proposal are as follows. For the election of Trustees, the Nominees to serve as Trustees who receive the affirmative vote of a plurality of the shares voted at the Special Meeting, provided a quorum is present, will be elected. Approval of the ratification of the selection of independent accountants requires the favorable vote of a majority of the total shares voted by shareholders at the Special Meeting at which a quorum is present.

Additional  Voting  Information.  Shares  entitled  to be voted  at the  Special
Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date. All shares of the Trust will vote together as a single class on each proposal, and shareholders are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the Shares represented by it that you still hold will be voted as you have instructed. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" each of the Trustee Nominees named in the Proxy Statement; "FOR" the ratification of the selection of Briggs, Bunting & Dougherty, LLP as the Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2005; and to "GRANT" discretionary authority to the persons named in the Proxy card as to any other matters that properly may come before the Special Meeting and at any adjournments thereof.

At any meeting of shareholders, any holder of shares as of the Record Date entitled to vote may vote by Proxy, provided that no Proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, for the verification prior to the time at which such vote shall be taken.

Solicitation of Proxies. The principal method used to solicit proxies will be by mail, but also may include telephone or facsimile solicitations. If you wish to vote via the Internet or over the telephone, instructions about how to do so are contained in the proxy materials that accompany this Notice. In addition to solicitations by mail, some of the executive officers and employees of the Trust, the Trust's advisor and sub-advisor and any affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means. The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying Proxy card, and all other costs in connection with the solicitation of proxies will be paid for by the Trust's advisor and/or sub-advisor and/or by an affiliate thereof. The Trust's advisor and/or sub-advisor and/or an affiliate thereof will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

Record Date Information. The Record Date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on June 30, 2005. As of the Record Date, the following numbers of shares were outstanding for each Fund of the Trust:


------------------------------------------------------------ --------------------------------------------------------
                         Fund Name                                             Outstanding Shares
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------

Capital Appreciation Fund                                          Class A - 295,507.097
                                                                   Class C - 184,424.278

------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Rising Dividend Growth Fund                                        Class A - 2,907,280.548
                                                                   Class C - 30,153.82
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------

Principal Shareholders. To the knowledge of the Trust management, as of the Record Date, the entities shown in the chart below held beneficially or of record more than 5% of each Fund's outstanding shares. Unless otherwise indicated, each individual owner has sole investment and voting power (or shares owned jointly) with respect to the shares owned. In addition, to the knowledge of management, as of the Record Date, no Trustee (or Trustee Nominee) owned 1% or more of the outstanding shares of the Trust, and the officers, the Trustee and Nominees for Trustee owned, as a group, less than 1% of the Trust's outstanding shares.

--------------------------------------------- ----------------------- ----------------------
Name of Shareholder        Address                Fund                   Percentage Held
--------------------       ------------------     ---------------------  -----------------

Pershing, LLC              P.O. Box 2052          Capital Appreciation        41.68%
                           Jersey City, NJ 07303  Fund, Class A

                                                  Capital Appreciation        11.68%
                                                  Fund, Class C

                                                  Rising Dividend Growth      65.04%
                                                  Fund, Class A

                                                  Rising Dividend Growth      81.60%
                                                  Fund, Class C

Capitalbank Wealth         P.O. Box 218           Rising Dividend Growth      16.19%
Management Group           Greenwood, SC 29648    Fund, Class A

James E. Lynch             23 Cifre Lane          Rising Dividend Growth       7.61%
                           Plaistow, NH 03865     Fund, Class C

--------------------------------------------- ----------------------- ---------------------

Shareholder Proposals. The Trust is not required to, and does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Shareholder proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

Whether or not you expect to attend the shareholder meeting, please complete, date and sign the Proxy card and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).

                                    By Order of the Board of Trustees,


                                    Steven C. Preskenis
                                    Secretary


July 13, 2005
Lynnfield, Massachusetts


                                EXHIBIT 1

                   Nomination and Governance Committee Charter
                       Eastern Point Advisors Funds Trust


Nomination and Governance Committee Membership

The Nomination and Governance Committee of Eastern Point Advisors Funds Trust ("Trust") shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1. The Committee shall make nominations for Independent Trustee membership on the Board of Trustees. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Trust's manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 (the "1940 Act"). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3. The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1. The Committee shall monitor the performance of legal counsel employed by the Trust and the Independent Trustees, and shall be responsible for the supervision of counsel for the Independent Trustees, if applicable.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.


                                   APPENDIX A

                       EASTERN POINT ADVISORS FUNDS TRUST

                PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD


I. Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nomination and Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nomination and Governance Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Trust, unless the Nomination and Governance Committee has invited management to make such a recommendation.

Shareholder Candidates. The Nomination and Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nomination and Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nomination and Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

II. Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nomination and Governance Committee shall consider the following: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and professional integrity;
(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills, core competencies and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nomination and Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nomination and Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.



                       EASTERN POINT ADVISORS FUNDS TRUST

                            Capital Appreciation Fund
                           Rising Dividend Growth Fund

                 SPECIAL MEETING OF SHAREHOLDERS, JULY 27, 2005

                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES


The undersigned hereby revokes all previous proxies for his or her shares and appoints Theodore E. Charles and Steven C. Preskenis and each of them, proxies of the undersigned with full power of substitution to vote all shares of Eastern Point Advisors Funds Trust ("Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the Trust's principal offices at 230 Broadway East, Suite 203, Lynnfield, MA 01940, on July 27, 2005, at 10:00 a.m., local time.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THESE SHARES WILL BE VOTED "FOR" EACH OF THE TRUSTEES NAMED IN THE PROXY STATEMENT; "FOR" THE RATIFICATION OF THE SELECTION OF BRIGGS, BUNTING & DOUGHERTY, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005; AND TO "GRANT" DISCRETIONARY AUTHORITY TO THE PERSONS NAMED IN THE PROXY CARD AS TO ANY OTHER MATTERS THAT PROPERLY MAY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

               PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND
                 RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  To vote by Internet

                                  1) Read the Proxy Statement and have the proxy
                                     card below at hand.
                                  2) Go to Website www.proxyvote.com
                                  3) Follow the instructions provided on the
                                     website.

                                  To vote by Telephone

                                  1) Read the Proxy Statement and have the proxy
                                     card below at hand.
                                  2) Call 1-800-690-6903
                                  3) Follow the instructions.

                                 To vote by Mail

                                  1) Read the Proxy Statement.
                                  2) Check the appropriate boxes on the proxy
                                     card below.
                                  3) Sign and date the proxy card.
                                  4) Return the proxy card in the envelope
                                     provided.


                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EASTERN POINT ADVISORS FUNDS TRUST

Vote on Trustees




                                                                         FOR        WITHHOLD     FOR ALL
                                                                         ALL        FOR ALL      EXCEPT
                                                                        -----       --------     --------

1.  To elect four Trustees of the Trust                                 [   ]        [   ]        [   ]
    to hold office until their successors
    are duly elected and qualified or until
    their earlier resignation or removal:

      (01) C. Troy Shaver
      (02) Roger B. Rainville
      (03) Earl L. Mason
      (04) W. Thomas Smith, Jr.




To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee(s) number(s) on the line below.


--------------------------------------------


Vote on Proposals

                                                                        FOR         AGAINST      ABSTAIN
                                                                      ------       -------      ---------

2.   To ratify  the  Board's  selection  of                            [   ]         [   ]        [   ]
     Briggs, Bunting & Dougherty, LLP, as the
     Independent Registered Public Accounting Firm
     for the fiscal year ending September 30, 2005.



3. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.


THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

-----------------------------------------------              ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date                 Signature (Joint Owners)               Date